UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 29, 2007

                          SMART ENERGY SOLUTIONS, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

                 000-26027                       20-3353835
                 ---------                       ----------
        (Commission File Number)      (IRS Employer Identification No.)

                          210 West Parkway, Suite No. 7
                            Pompton Plains, NJ 07044
                            ------------------------
               (Address of Principal Executive Offices, Zip Code)

                                  973-248-8008
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

                                     -------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02. Non-Reliance of Previously Issued Financial Statements or Related Audit Report or Completed Interim Review

      On March 29, 2007, as part of conducting our accounting procedures for year ended December 31, 2006 we learned that we had not recorded the liability for our outstanding stock options and warrants correctly on our December 31, 2005 Financial Statements. The stock options issued were identified and reviewed in the text of the Company's Annual Report on Form 10-KSB filed on April 7, 2006 but the value of the liability was understated by $312,784. Accordingly, our financial statements as of December 31, 2005 will have to be restated. These adjustments would change the reported loss from operations in 2005 from $2,206,793 to $2,519,577.

      The Company's Chief Financial Officer has discussed all of the items above with the Company's independent accountants for the aforementioned financial periods. The Company intends to file its restated financial statements for the 2005 in conjunction with the filing of the Company's Annual Report on Form 10-KSB at and for the year ended December 31, 2006 as soon as possible, but no later than April 17, 2007.

      The Company has provided its accountants with a copy of this disclosure and has requested that the accountants furnish it with a letter addressed to the U.S. Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of such response received by the Company to that request will be filed as an amendment to this Form 8-K no later than two business days after it is received from Chisholm, Bierwolf & Nilson, LLC.


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 SMART ENERGY SOLUTIONS, INC.


Date: April 2, 2007                          By: /s/ Pete Mateja
                                                 ------------------------------
                                                 Name: Pete Mateja
                                                 Title: Chief Executive Officer


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